ASSETS HELD FOR SALE	12 Months Ended
Dec. 31, 2022
ASSETS HELD FOR SALE [Abstract]
ASSETS HELD FOR SALE	ASSETS HELD FOR SALE
As at December 31, 2022, assets held for sale within Brookfield Renewable's operating segments include a 378 MW operating hydroelectric portfolio in the U.S. following our institutional partners agreement to sell their 50% interest. Brookfield Renewable will continue to retain its 22% interest in the investment and accordingly, will not receive proceeds from the sale. The portfolio has been reclassified as held for sale, as subsequent to our institutional partners’ 50% interest completing this sale, Brookfield Renewable will no longer consolidate this investment and will recognize its interest as an equity-accounted investment.
Assets held for sale also include acquired wind assets in the U.S. that were acquired as part of the acquisition of a renewables developer that had a pre-existing sale and purchase agreement at the time of acquisition.
The following is a summary of the major items of assets and liabilities classified as held for sale as at December 31:

(MILLIONS)	2022	2021
Assets
Cash and cash equivalents	$9	$9
Restricted cash	5	1
Trade receivables and other current assets	4	1
Financial instrument assets	3	—
Property, plant and equipment, at fair value	911	47
Other long-term assets	6	—
Assets held for sale	$938	$58
Liabilities
Current liabilities	$9	$—
Non-recourse borrowings	171	3
Financial instrument liabilities	167	—
Other long-term liabilities	1	3
Provisions	3
Liabilities directly associated with assets held for sale	$351	$6
Brookfield Renewable continues to consolidate and recognize the revenues, expenses and cash flows associated with assets held for sale in the consolidated statements of income (loss), consolidated statements of comprehensive income, and the consolidated statements of cash flows, respectively. Non-current assets classified as held for sale are not depreciated.